FOURTH AMENDMENT TO CREDIT AGREEMENT

     THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Fourth Amendment") is made and entered into as of this 7th day of November, 2000 by and among RARE HOSPITALITY INTERNATIONAL, INC., a corporation organized under the laws of Georgia (the "Borrower"), the Lenders who are or may become a party to the Credit Agreement referred to below, FIRST UNION NATIONAL BANK, as Administrative Agent for the Lenders (the "Administrative Agent") and FLEET NATIONAL BANK (on behalf of itself and as successor to BankBoston, N.A.), as Co-Agent (the "Co-Agent").

Statement of Purpose

     The Lenders agreed to extend certain extensions of credit to the Borrower pursuant to the Amended and Restated Credit Agreement dated as of August 26, 1998 by and among the Borrower, the Lenders, the Administrative Agent and the Co-Agent (as amended by the First Amendment to Credit Agreement dated as of December 31, 1998, the Second Amendment and Waiver to Credit Agreement dated as of November 4, 1999, the Third Amendment to Credit Agreement dated as of March 3, 2000 and as further amended or supplemented from time to time, the "Credit Agreement").

     The parties now desire to amend the Credit Agreement in certain respects on the terms and conditions set forth below.

     NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

  Effect of Amendments. Except as expressly amended hereby, the Credit Agreement and Loan Documents shall be and remain in full force and effect.

  Capitalized Terms. All capitalized undefined terms used in this Fourth Amendment shall have the meanings assigned thereto in the Credit Agreement.

  Modification of Credit Agreement. The Credit Agreement is hereby amended as follows:

       (a)     The defined term "Adjusted Leverage Ratio" set forth in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and the following definition shall be substituted in lieu thereof:

            “‘Adjusted Leverage Ratio’ means, as of the end of any fiscal quarter, the ratio of (a) Consolidated Funded Debt as of such date excluding therefrom the initial $15,000,000 of obligations incurred in connection with Capital Leases of real property associated with The Capital Grille restaurants entered into after the Closing Date to (b) Adjusted EBITDA for the period of four (4) consecutive fiscal quarters ending on such date.”

       (b) Section 2.6(c) of the Credit Agreement is hereby deleted in its entirety and the following Section 2.6(c) shall be substituted in lieu thereof:

            “(c) Regular Quarterly Reductions. Commencing with the last day of the fiscal quarter ending September 30, 2004 (the “Conversion Date”) and continuing through the Revolving Credit Termination Date, the Aggregate Commitment shall be reduced on the last day of each fiscal quarter in equal quarterly reduction amounts (the “Reduction Amounts”) equal to the amount required to reduce the Aggregate Commitment to $50,000,000 as of September 30, 2005; provided, that each of the Reduction Amounts remaining after any reduction pursuant to Section 2.6(b) shall be adjusted on a pro rata basis in connection with such reduction.”

       (c) Section 2.7 of the Credit Agreement is hereby deleted in its entirety and the following Section 2.7 shall be substituted in lieu thereof:

            “SECTION 2.7     Termination of Credit Facility. The Credit Facility shall terminate on the earliest of (a) September 30, 2005, (b) the date of permanent reduction of the Aggregate Commitment in whole pursuant to Section 2.6 and (c) the date of termination by the Administrative Agent on behalf of the Lenders pursuant to Section 11.2(a).”

       (d) Section 9.3 of the Credit Agreement is hereby deleted in its entirety and the following Section 9.3 shall be substituted in lieu thereof:

            “SECTION 9.3 Fixed Charges Coverage Ratio. As of the end of any fiscal quarter, permit the ratio of (a) Adjusted EBITDA plus Rental Expense for the period of four (4) consecutive fiscal quarters ending on such date to (b) Fixed Charges as of such date, to be less than the following ratios during the following time periods:

               Period                                   Ratio
             --------                                 ------
 From the Closing Date through                        2.00 to 1.00
 and including 09/30/2004

 From 10/01/2004 and thereafter                       1.10 to 1.00"

       (e) Section 4.1(c)(ii) of the Credit Agreement is hereby deleted in its entirety and the following Section 4.1(c)(ii) shall be substituted in lieu thereof:

            “(ii) upon the initial Adjustment Date and at all times thereafter, be determined by reference to the Adjusted Leverage Ratio in accordance with the following charts:

            Adjusted                                            Applicable Margin Per Annum
          Leverage                                               Prior to July 1, 2004
Level     Ratio                                          LIBOR Rate                Base Rate
-----     ------                                         ----------                ---------
1         Greater than or equal to 3.0 to 1.00           2.000%                    0.750%

2         Less than 3.0 to 1.0 but greater than
          or equal to 2.50 to 1.0                        1.875%                    0.625%

3         Less than 2.5 to 1.0 but greater than
          or equal to 2.0 to 1.0                         1.750%                    0.500%

4         Less than 2.0 to 1.0 but greater than
          or equal to 1.50 to 1.0                        1.625%                    0.375%

5         Less than 1.50 to 1.0 but greater than
          or equal to 1.0 to 1.0                         1.500%                    0.250%

6         Less than 1.0 to 1.0                           1.250%                    0.000%

                                                              Applicable Margin Per Annum
          Adjusted                                           Commencing with July 1, 2004
          Leverage                                                 and thereafter
Level     Ratio                                          LIBOR Rate                Base Rate
-----     ------                                         ----------                ---------
1         Greater than or equal to 3.0 to 1.00           2.500%                    1.250%

2         Less than 3.0 to 1.0 but greater than
          or equal to 2.50 to 1.0                        2.375%                    1.125%

3         Less than 2.5 to 1.0 but greater than
          or equal to 2.0 to 1.0                         2.250%                    1.000%

4         Less than 2.0 to 1.0 but greater than
          or equal to 1.50 to 1.0                        2.125%                    0.875%

5         Less than 1.50 to 1.0 but greater than
          or equal to 1.0 to 1.0                         2.000%                    0.750%

6         Less than 1.0 to 1.0                           1.750%                    0.500%

       Adjustments, if any, in the Applicable Margin shall be made by the Administrative Agent on the tenth (10th) Business Day (the “Adjustment Date”) after receipt by the Administrative Agent of financial statements for the Borrower and its Subsidiaries delivered under Section 7.1(a) or (b), as applicable, and the accompanying Officer’s Compliance Certificate setting forth the Adjusted Leverage Ratio of the Borrower and its Subsidiaries as of the most recent fiscal quarter end. The Administrative Agent agrees to give the Borrower and the Lenders notice of any adjustment in the Applicable Margin within two (2) Business Days of such adjustment; provided, that the Administrative Agent’s failure to give such notice shall not result in any liability to the Administrative Agent or in any way affect the validity of any such adjustment. In the event the Borrower fails to deliver such financial statements and certificate within the time required by Sections 7.1(a) and 7.2 hereof, the Applicable Margin shall be the highest Applicable Margin set forth above until the delivery of such financial statements and certificate unless at such time the outstanding principal balance of the Loans are bearing interest at the “default rate” set forth in Section 4.1(d) below in which case the Applicable Margin shall not be increased pursuant to this sentence.”

  Conditions to Effectiveness. Upon the satisfaction of the following conditions, this Fourth Amendment shall be deemed to have an effective date as of the date hereof:

       (a) Execution of Fourth Amendment. Receipt by the Administrative Agent of a copy of this Fourth Amendment executed by the Borrower and each of the Lenders.

       (b) Expenses. Receipt by the Administrative Agent of payment of all fees and expenses payable thereto (including, without limitation, the fees and expenses referred to in paragraph 6 hereof).

       (c) Additional Items. Receipt by the Administrative Agent of any other document or instrument reasonably requested by it in connection with the execution of this Fourth Amendment.

  Representations and Warranties/No Default. By its execution hereof, the Borrower hereby certifies that each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct in all material respects as of the date hereof as if fully set forth herein, except to the extent that such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date), and that as of the date hereof, no Default or Event of Default has occurred and is continuing.

  Expenses. The Borrower shall pay all reasonable out-of-pocket expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Fourth Amendment, including without limitation, the reasonable and actual fees and disbursements of counsel for the Administrative Agent.

  Governing Law. This Fourth Amendment shall be governed by and construed in accordance with the laws of the State of North Carolina.

  Counterparts. This Fourth Amendment may be executed in separate counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.

[Signature Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed as of the date and year first above written.

[CORPORATE SEAL]                    RARE HOSPITALITY INTERNATIONAL, INC.

                                    By:
                                    Name:
                                    Title:

                        [Signature Pages Continue]

                                    FIRST UNION NATIONAL BANK,
                                    as Administrative Agent, Lender, Swingline Lender and Issuing Lender

                                    By:
                                    Name:
                                    Title:

                                     [Signature Pages Continue]

                                    FLEET NATIONAL BANK (on behalf of itself and as successor to BankBoston, N.A.), as Co-Agent and as Lender

                                    By:
                                          Name:
                                          Title:

                                     [Signature Pages Continue]

                                    SOUTHTRUST BANK, N.A., as Lender

                                    By:
                                          Name:
                                                           Title:

                                     [Signature Pages Continue]

                                    THE FUJI BANK, LIMITED, as Lender

                                    By:
                                          Name:
                                          Title:

                                     [Signature Pages Continue]

                                    WACHOVIA BANK, N.A., as Lender

                                    By:
                                          Name:
                                          Title: